Exhibit 10.3

AMENDMENT NO. 2 TO
ADDITIONAL CONSIDERATION AGREEMENT

This AMENDMENT NO. 2 TO ADDITIONAL CONSIDERATION AGREEMENT (this “Amendment”) is made as of April 29, 2014, by and among American West Potash LLC, a Delaware limited liability company (the “Company”), Apache County Land & Ranch, LLC, a Nevada limited liability company (“Apache”), and The Karlsson Group, Inc., an Arizona corporation (“Karlsson”), with respect to the following facts:

RECITALS

WHEREAS, the Company and Karlsson entered into that certain Additional Consideration Agreement dated as of August 1, 2012 (the “Original Agreement”);

WHEREAS, the Company, Apache, and Karlsson entered into that certain Amendment to Additional Consideration Agreement dated as of April 15, 2013, amending the Original Agreement (as so amended, the “Additional Consideration Agreement”);

WHEREAS, Prospect Global Resources, Inc., a Delaware corporation, Prospect Global Resources, Inc., a Nevada corporation, the Company and Karlsson are entering into that certain Seventh Extension Agreement dated as of April 29, 2014 (the “Seventh Extension Agreement”); and

WHEREAS, it is a requirement of the Seventh Extension Agreement that the Company, Apache and Karlsson amend the Additional Consideration Agreement.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

AGREEMENT

1.                                      Amendments.

(a)                                 Section 3(a) of the Additional Consideration Agreement is hereby deleted and replaced in its entirety with the following:

“In accordance with the terms and conditions of this Agreement, the Company hereby grants to Karlsson as additional consideration an amount equal to three percent (3%) of one hundred percent (100%) of the Gross Sales of all Authorized Minerals extracted and sold by the Company from the AWP Area (the “Additional Consideration”). An example of the calculation of the Additional Consideration is attached hereto as Exhibit “B.”

(b)                                 Exhibit B to the Additional Consideration Agreement is hereby deleted and replaced in its entirety by Exhibit B to this Agreement.

2.                                      Miscellaneous.

(a)                                 No Other Amendment.  Except as expressly amended by this Amendment (and as the Additional Consideration Agreement may hereafter be amended, including, but not limited to, by those certain Royalty Agreements executed in favor of Karlsson by the Company and Apache, respectively, dated as of April 29, 2014), all provisions of the Additional Consideration Agreement shall remain in full force and effect, and the parties thereto and hereto shall continue to have all their rights and remedies under the Additional Consideration Agreement. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Additional Consideration Agreement, the provisions of this Amendment shall govern.

(b)                                 Relation to Original Agreement.  This Amendment constitutes an integral part of the Additional Consideration Agreement. Upon the effectiveness of this Amendment, each reference in the Additional Consideration Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Additional Consideration Agreement, shall mean and be a reference to the Additional Consideration Agreement as amended hereby.

(c)                                  Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns except as otherwise provided herein.

(d)                                 Counterparts.  This Amendment may be executed by the parties hereto on any number of separate counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

(e)                                  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Arizona, without regard to its principles of conflicts of law.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

THE COMPANY:

AMERICAN WEST POTASH LLC,
a Delaware limited liability company

		By:	/s/ Gregory Dangler
Name: Gregory Dangler
Title: President, CEO and Secretary

STATE OF

COUNTY OF	} SS.

On                                            before me,                                                                                     , personally appeared                                                                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

APACHE:

APACHE COUNTY LAND & RANCH, LLC
a Nevada limited liability company

By: American West Potash LLC
Its: Sole Member

		By:	/s/ Gregory Dangler
Name: Gregory Dangler
Title: President, CEO and Secretary

STATE OF

COUNTY OF	} SS.

On                                            before me,                                                                                     , personally appeared                                                                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature:

KARLSSON:

THE KARLSSON GROUP, INC.,
an Arizona corporation

	By:	/s/ Michael Stone
Name: Michael Stone
Title: CFO/Treasurer

STATE OF

COUNTY OF } SS.

On                                            before me,                                                                                     , a notary public, personally appeared                                                                                     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	(Seal)

Amendment No. 2 to Additional Consideration Agreement
Exhibit B

Exhibit “B”

Apache and American West Potash/Karlsson Group Royalty Calculation Example

Quarter Ending (Mo./Yr.)	Quarterly Weighted Averages Sales price per Ton of Potash	Potash Sold (tons)*	Gross Sales ($)*	Total Royalty Due (3%)*	Cumulative Royalty Paid ($)*
June-14	$494.33	1500.00	$741,495.00	$22,244.85	$22,244.85
Sep-14	$536.03	2290.00	$1,227,508.70	$36,825.26	$59,070.11
Dec-14	$506.04	2335.00	$1,181,603.40	$35,448.10	$94,518.21
Mar-15	$500.39	2250.00	$1,125,877.50	$33,776.33	$128,294.54

* Numbers in thousands